UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2017

XBIOTECH INC.
(Exact name of Registrant as specified in its charter)

British Columbia, Canada
(State of Incorporation)

001-37347

(Commission File Number)

N/A
(I.R.S. Employer Identification No.)

8201 E Riverside Dr. Bldg 4, Ste 100 Austin, Texas (Address of principal executive offices)	78744 (Zip Code)

(512) 386-2900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 3, 2017, XBiotech Inc. (the “Company”) entered into subscription agreements with accredited investors (the “Subscription Agreements”) providing for the issuance and sale by the Company of approximately $31 million of common shares in a registered direct offering. The transaction was completed from the Company’s shelf registration at $13 per share. The closing of the offering is expected to take place on or about March 8, 2017, subject to the satisfaction of customary closing conditions.

The Company is offering the shares pursuant to a prospectus supplement dated March 3, 2017, and a prospectus dated September 1, 2016, which is part of a registration statement on Form S-3 (Registration No. 333-213218) that was declared effective by the Securities and Exchange Commission on September 1, 2016. The opinion of Stikeman Elliott LLP relating to the legality of the shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The foregoing summary of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the Subscription Agreement, a form of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On March 3, 2017, XBiotech Inc. (the “Company”) issued a press release announcing the offering. A copy of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any shares under the Offering, nor shall there be any sale of such shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

This Form 8-K and the related press release contain forward-looking statements, including declarations regarding management's beliefs and expectations, that involve substantial risks and uncertainties. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “would,” “could,” “expects,” “plans,” “contemplate,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “intend” or “continue” or the negative of such terms or other comparable terminology, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. These risks and uncertainties are subject to the disclosures set forth in "Risk Factors" in our SEC filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

5.1	Opinion of Stikeman Elliott LLP.

10.1	Form of XBiotech Inc. Subscription Agreement

99.1	Press Release of XBiotech Inc., Issued March 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2017	XBIOTECH INC.

	By:	/s/ John Simard
John Simard
Chief Executive Officer and President